1933 Act File No.  2-62797
                                                     1940 Act File No.  811-2871


                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [X]

                          Pre-Effective Amendment No.                  [ ]

                        Post-Effective Amendment No. 33                [X]

                                   and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT    [X]
                                    OF 1940

                               Amendment No. 32                        [X]


                   LORD ABBETT DEVELOPING GROWTH FUND, INC.
                   ----------------------------------------
              Exact Name of Registrant as Specified in Charter

            90 Hudson Street, Jersey City, New Jersey 07302-3973
            ----------------------------------------------------
                    Address of Principal Executive Office

                Registrant's Telephone Number (201) 395-2000
                --------------------------------------------

                     Lawrence H. Kaplan, Vice President
            90 Hudson Street, Jersey city, New Jersey 07302-3973
            ----------------------------------------------------
                   (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check  appropriate box)

                  immediately on filing pursuant to paragraph (b)
----------

    X             on June 1, 2000 pursuant to paragraph (b)
-----------

                  60 days after filing pursuant to paragraph (a) (1)
----------

                  on (date) pursuant to paragraph (a) (1)
----------

                  75 days after filing pursuant to paragraph (a) (2)
----------

                  on (date) pursuant to paragraph (a) (2) of Rule 485
----------

If appropriate, check the following box:

                  this post-effective amendment designates a new effective date
----------        for a  previously filed post-effective amendment

Lord Abbett
Developing Growth Fund


Prospectus
June 1, 2000


[LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               Table of Contents


                       The Fund


       What you should know   Goal                                            2
             about the Fund   Principal Strategy                              2
                              Main Risks                                      2
                              Performance                                     3
                              Fees and Expenses                               4


                    Your Investment


   Information for managing   Purchases*                                      5
          your Fund account   Sales Compensation                              8
                              Opening Your Account                            8
                              Redemptions                                     9
                              Distributions and Taxes                         9
                              Services For Fund Investors                     10
                              Management                                      11


                  For More Information

          How to learn more   Other Investment Techniques                     12
             about the Fund   Glossary of Shaded Terms                        13
                              Recent Performance                              14



                              Financial Highlights                            15
                              Line Graph Comparison                           16
                              Compensation For Your Dealer                    17



How to learn more about       Back Cover
the Fund and other
Lord Abbett Funds


* As of February 1, 2000, shares of the Fund have not been available for purchases by new investors, other than through certain qualified retirement plans. See "Purchases" in this prospectus for more information.

GOAL

     The Fund's investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.



PRINCIPAL STRATEGY

     To pursue its goal, the Fund primarily invests in the common stocks of companies with above-average, long-term growth potential, particularly smaller companies considered to be in the developing growth phase. The Fund uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. The Fund is broadly diversified over many industries and economic sectors. Normally, the Fund invests at least 65% of its total assets in securities of small companies.

     The Fund tries to identify companies that it believes are strongly positioned in the developing growth phase. This we define as the period of swift development after a company's start-up phase when growth occurs at a rate rarely equaled by established companies in their mature years. Of course, because the actual growth of a company cannot be foreseen, we may not always be correct in our judgment.

     While typically fully invested, we may take a temporary defensive position by investing some of the Fund's assets in cash and short-term debt securities. This could reduce the benefit from any upswing in the market and prevent the Fund from achieving its investment objective.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing. The value of your investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests.

     The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Although growth companies may grow faster than other companies, they may have greater volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market.

     Investing in small companies generally involves greater risks than investing in the stocks of large companies. Small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. In addition, small company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in small company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.

We or the Fund refers to Lord Abbett Developing Growth Fund, Inc. About the Fund. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Fund and their risks.


The Fund 2

Developing Growth Fund   `                              Symbols: Class A - LAGWX
                                                                 Class B - LADBX
                                                                 Class C - LADCX
                                                                 Class P - LADPX

PERFORMANCE


     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.


--------------------------------------------------------------------------------
Bar Chart (per calendar year) - Class A Shares
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

1989 -    14.1%
1990 -    -6.4%
1991 -    56.4%
1992 -    -3.1%
1993 -    12.6%
1994 -     6.2%
1995 -    45.7%
1996 -    22.2%
1997 -    30.8%
1998 -     8.3%
1999 -    38.2%

Best Quarter   1st Q `91  30.0%              Worst Quarter   3rd Q `90   -25.0%

--------------------------------------------------------------------------------



     The table below shows how the average annual total returns of the Fund's Class A, B, C and P shares compared to those of a broad-based securities market index. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.



--------------------------------------------------------------------------------
Average Annual Total Returns Through December 31, 1999
--------------------------------------------------------------------------------

Share Class                    1 Year    5 Years  10 Years   Since Inception(1)
--------------------------------------------------------------------------------
Class A shares                 30.20%    26.82%    18.72%            -
--------------------------------------------------------------------------------
Class B shares                 32.26%      -          -            25.30%
--------------------------------------------------------------------------------
Class C shares                 36.21%      -          -            25.84%
--------------------------------------------------------------------------------
Class P shares                 37.96%      -          -            14.17%
--------------------------------------------------------------------------------
Russell 2000 Index(2)          21.26%    16.69%    13.40%          16.24%(3)
                                                                   16.24%(4)
                                                                   10.01%(5)
--------------------------------------------------------------------------------

(1) The dates of inception of each class are: A - 10/10/73; B - 8/1/96; C - 8/1/96 and P - 1/5/98.

(2) Performance for the unmanaged Russell 2000 Index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

(3) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class B inception date.

(4) Represents total returns for the period 7/31/96 to 12/31/99, to correspond with Class C inception date.

(5) Represents total returns for the period 1/31/98 to 12/31/99, to correspond with Class P inception date.


                                                                      The Fund 3

FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


--------------------------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------------------------
                                               Class A  Class B(2)    Class C      Class P
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                     5.75%       none        none        none
--------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (see "Purchases") none(1)    5.00%       1.00%(1)    none
--------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
--------------------------------------------------------------------------------------------------
Management Fees (See "Management")             0.53%       0.53%       0.53%       0.53%
--------------------------------------------------------------------------------------------------
Distribution (12b-1) and Service Fees(3)       0.41%       1.00%       1.00%       0.45%
--------------------------------------------------------------------------------------------------
Other Expenses                                 0.26%       0.26%       0.26%       0.26%
--------------------------------------------------------------------------------------------------
Total Operating Expenses                       1.20%       1.79%       1.79%       1.24%
--------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions (a) of Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.

(3) Because 12b-1 distribution fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
Example

--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Class A shares               $690             $934            $1,197                    $1,946
--------------------------------------------------------------------------------------------------
Class B shares               $682             $863            $1,170                    $1,935
--------------------------------------------------------------------------------------------------
Class C shares               $282             $563            $  970                    $2,105
--------------------------------------------------------------------------------------------------
Class P shares               $126             $393            $  681                    $1,500
--------------------------------------------------------------------------------------------------

You would have paid the following expenses if you did not redeem your shares:

Class A shares               $690             $934            $1,197                    $1,946
--------------------------------------------------------------------------------------------------
Class B shares               $182             $563            $  970                    $1,935
--------------------------------------------------------------------------------------------------
Class C shares               $182             $563            $  970                    $2,105
--------------------------------------------------------------------------------------------------
Class P shares               $126             $393            $  681                    $1,500
--------------------------------------------------------------------------------------------------


Management fees are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

4 The Fund

                                 Your Investment

PURCHASES


     The Fund offers in this prospectus four classes of shares: Classes A, B, C and P, each with different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge is normally added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of the Class B, Class C, and Class P shares, although there may be a contingent deferred sales charge ("CDSC") on Class B and Class C shares as described below. You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more, or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.


     For more information, see "Alternative Sales Arrangements" in the Statement of Additional Information.

     We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.


================================================================================
Share Classes
================================================================================
Class A  o normally offered with a front-end sales charge

Class B  o no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

         o higher annual expenses than Class A shares o automatically converts to Class A shares after eight years

Class C  o no front-end sales charge,  however, a CDSC is applied to shares sold prior to the first anniversary of purchase

         o higher annual expenses than Class A shares

Class P  o available to certain  pension or  retirement  plans and pursuant to a
           Mutual Fund Fee Based Program




================================================================================
Front-End Sales Charges - Class A Shares

================================================================================
                                                                  To Compute
                             As a % of         As a % of         OfferingPrice
Your Investment           Offering Price    Your Investment      Divide NAV by
================================================================================
Less than $50,000             5.75%             6.10%                 .9425
================================================================================
$50,000 to $99,999            4.75%             4.99%                 .9525
================================================================================
$100,000 to $249,999          3.75%             3.99%                 .9625
================================================================================
$250,000 to $499,999          2.75%             2.83%                 .9725
================================================================================
$500,000 to $999,999          2.00%             2.04%                 .9800
================================================================================
$1,000,000 and over       No Sales Charge                            1.0000
================================================================================


As of February 1, 2000, all classes (A, B, C and P) have not been available for purchase by new investors other than through certain qualified retirement plans. Existing share-holders may continue to invest in the Fund by adding to existing accounts. Qualified plans currently offering the Fund as an investment option may open new participant accounts. However, it is the Fund's intention not to accept any purchase order for more than $5 million.


NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Board of the Fund.



                                                               Your Investment 5

     Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

     o Rights of Accumulation -- A Purchaser may apply the value (at public offering price) of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.


     o Letter of Intention -- A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if you had purchased all shares at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation can be included in a Letter of Intention.



     For more information on eligibility for these privileges, read the applicable sections in the attached application.

     Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

     o    purchases of $1 million or more +

     o    purchases by Retirement Plans with at least 100 eligible employees +

     o    purchases under a Special Retirement Wrap Program +

     o purchases made with dividends and distributions on Class A shares of another Eligible Fund

     o purchases representing repayment under the loan feature of the Lord Abbett- sponsored prototype 403(b) Plan for Class A shares

     o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor


     o    purchases under a Mutual Fund Fee Based Program


     o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

     o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include other family members of such purchasers.


     See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

     +    These categories may be subject to a CDSC.

     Class A Share CDSC. If you buy Class A shares under one of the starred (o) categories listed above and you redeem any of them within 24 months after the month in which you initially purchased them, the Fund will normally collect a CDSC of 1%.

     The Class A share CDSC generally will be waived for the following conditions:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

     o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program.

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts. Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o    Traditional, Rollover, Roth and Education IRAs

o    Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o    Defined Contribution Plans.


Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals who buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


Benefit Payment Documentation
(Class A CDSC only)

o    under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening your Account".

6 Your Investment

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares

================================================================================
Anniversary(1) of the day on                    Contingent Deferred Sales Charge
which the purchase order                        on redemption (as % of amount
was accepted                                    subject to charge)
On                             Before
================================================================================
                               1st                          5.0%
================================================================================
1st                            2nd                          4.0%
================================================================================
2nd                            3rd                          3.0%
================================================================================
3rd                            4th                          3.0%
================================================================================
4th                            5th                          2.0%
================================================================================
5th                            6th                          1.0%
================================================================================
on or after the 6th(2)                                      None
================================================================================

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.


     Different conversion schedules may apply to Class B shares purchased by or on behalf of retirement plans in connection with certain special programs or platforms created and maintained by certain broker-dealer firms.


     The Class B share CDSC generally will be waived under the following circumstances:

     o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

     o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

     o    death of the shareholder

     o redemptions of shares in connection with Systematic Withdrawal Plans (up to 12% per year).


     See "Systematic Withdrawal Plan" under "Services For Fund Investors" for more information on CDSCs with respect to Class B shares.

     Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.


     Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue Code) which engage an investment professional providing, or participating in an agreement to provide, certain recordkeeping, administrative and/or sub-transfer agency services to the Fund on behalf of the Class P shareholders.



CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.
To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3.   shares  held the longest  before the sixth  anniversary  of their  purchase
     (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C) investors.




Your Investment

SALES COMPENSATION

     As part of its plan for distributing shares, the Fund and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Fund's shares and service its shareholder accounts.

     Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges, which are paid directly by shareholders; and 12b-1 distribution fees which are paid out of the Fund's assets. Service compensation originates from 12b-1 service fees. The total 12b-1 fees payable with respect to each share class are .35% of Class A shares(plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and Class C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

     We may pay Additional Concessions to Authorized Institutions from time to time.

     Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

     Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.




OPENING YOUR ACCOUNT


     MINIMUM INITIAL INVESTMENT
o    Regular Account                                                      $1,000
--------------------------------------------------------------------------------
o    Individual Retirement Accounts and
     403(b) Plans under the Internal Revenue Code                           $250
--------------------------------------------------------------------------------
o    Uniform Gift to Minor Account                                          $250
--------------------------------------------------------------------------------
o    Invest-A-Matic                                                         $250
--------------------------------------------------------------------------------
For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.


     You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

8 Your Investment

     Lord Abbett Developing Growth Fund, Inc.
     P.O. Box 219100
     Kansas City, MO 64121

     Proper Form. An order submitted directly to the Fund must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Fund at 800-821-5129.

     By Exchange. Telephone the Fund at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.




REDEMPTIONS

     By Broker. Call your investment professional for instructions on how to redeem your shares.

     By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

     Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."


DISTRIBUTIONS AND TAXES


     The Fund expects to pay income dividends and capital gains distributions, if any, annually. Your distributions will be reinvested in the Fund unless you instruct the Fund to pay them to you in cash. There are no sales charges on reinvestments. The tax status of distributions is the same for all shareholders regardless of how long they have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder.

     Information on the tax treatment of distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state and local tax rules that apply to you, as well as the tax consequences of gains or losses from the redemption or exchange of your shares.


Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges create higher expenses for the Fund. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days written notice.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in the Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.



                                                               Your Investment 9



Services for Fund Investors
Automatic Services
     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.



--------------------------------------------------------------------------------------------------------------------
For investing

Invest-A-Matic          You may make fixed,  periodic investments ($50 minimum) into your
(Dollar-cost            Fund account by means of automatic money transfers from your bank
checking averaging)     account. See the attached application for instructions.

Div-Move                You may automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).


For selling shares

Systematic              You can make regular withdrawals from most Lord Abbett Funds. Automatic
Withdrawal              cash withdrawals will be paid to you from your account in fixed or variable
Plan ("SWP")            amounts.  To establish a plan, the value of your shares must be at least $10,000,  except for Retirement Plans for which there is no minimum.  Your shares must be in non-certificate form.

Class B shares          The CDSC will be waived on redemptions of up to 12% of the current net asset value of your  account at the time of your  SWPrequest.  For Class B share redemptions  over 12% per year,  the CDSC will apply to the  entire  redemption.
                        Please contact the Fund for assistance in minimizing the CDSC in this situation.

Class B and             Redemption proceeds due to a SWP for Class B and Class C shares will be
C shares                redeemed in the order described under "CDSC" under "Purchases."


--------------------------------------------------------------------------------------------------------------------

OTHER SERVICES

     Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Fund for an existing account. The Fund will purchase the requested shares when it receives the money from your bank.


     Exchanges. You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Fund must receive instructions for the exchange before the close of the NYSE on the day of your call, in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.


     Reinvestment Privilege. If you sell shares of the Fund, you have a one-time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

     Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

     Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Transactions by telephone may be difficult to implement in times of drastic economic or market change.



10 Your Investment

     Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129. Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any Eligible Fund.


MANAGEMENT


     The Fund's investment adviser is Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Fund, see the Statement of Additional Information.

     Lord Abbett is entitled to a management fee based on the Fund's average daily net assets. The fee is calculated and payable monthly. The management fee is calculated at the following annual rate:

             .75 of 1% on the first $100 million of average daily net assets, .50 of 1% on assets over $100 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended January 31, 2000 was at an annual rate of .53 of 1% of the Fund's average daily net assets.

     Lord Abbett uses a team of investment managers and analysts acting together to manage the Fund's investments. Stephen J. McGruder, Partner of Lord Abbett, heads the team; the other senior members include Lesley-Jane Dixon and Rayna Lesser. Mr. McGruder and Ms. Dixon have been with Lord Abbett since 1995; Ms. Lesser has been with Lord Abbett since 1996. Prior to joining Lord Abbett, Mr. McGruder was a portfolio manager with Wafra Investment Advisory Group. Prior to joining Lord Abbett, Ms. Dixon was an equity analyst with Wafra Investment Advisory Group. Ms. Lesser joined Lord Abbett directly from Barnard College.



                                                              Your Investment 11

                              For More Information

OTHER INVESTMENT TECHNIQUES

     This section describes some of the investment techniques that might be used by the Funds, and their risks.


     Adjusting Investment Exposure. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, currency exchange rates, commodity prices and other factors. The Fund may use these transactions to change the risk and return characteristics of its portfolio.
     If we judge market conditions incorrectly or use a strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses. Also, these strategies could result in losses if the counterparty to a transaction does not perform as promised.

     Foreign Securities. The Fund may invest up to 10% of its assets in foreign securities. Foreign securities are securities primarily traded in countries outside the United States. Foreign markets and the securities traded in them are not subject to the same degree of regulation as U.S. markets. Securities clearance and settlement procedures may be different in foreign countries. There may be less trading volume in foreign markets, subjecting the securities traded in them to higher price fluctuations. Transaction costs may be higher in foreign markets. The Fund may hold foreign securities which trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not purchase or sell Fund shares.

     Foreign issuers are generally not subject to similar, uniform accounting, auditing and financial reporting requirements as U.S. issuers. Foreign investments may be affected by changes in currency rates or currency controls. Certain foreign countries may limit the Fund's ability to remove its assets from the country. With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes, and political or social instability which could affect investments in those countries.

     Short-Term Fixed-Income Securities. The Fund is authorized to invest temporarily in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include: oblig-ations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.






12 For More Information

GLOSSARY OF SHADED TERMS

     Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees received from the Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

     In selecting dealers to execute portfolio transactions for the Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

     Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.

     Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state funds where the exchanging shareholder is a resident of a state in which such series is not offered for sale; (2) Lord Abbett Equity Fund; (3) Lord Abbett Series Fund; and (4) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF") (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett family of funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus accounts and other criteria.

     Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the Class B share investment bears to the total investment.

     Legal Capacity. This term refers to the authority of an individual to act on behalf of an entity or other person(s). For example, if a redemption request were to be made on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A. Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

     To give another example, if a redemption request were to be made on behalf of the ABC Corporation by a person (Mary B. Doe) who has the legal capacity to act on the behalf of the Corporation, because she is the president of the Corporation, the request must be executed as follows: ABC Corporation by Mary B. Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

     Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of fund shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such brokers, dealers, registered


GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

  In the case of the estate --

    Robert A. Doe
    Executor of the Estate of
    John W. Doe

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR

  In the case of the corporation --
  ABC Corporation

    Mary B. Doe

    By Mary B. Doe, President

    [Date]

             SIGNATURE GUARANTEED
             MEDALLION GUARANTEED
              NAME OF GUARANTOR

            [SIGNATURE ILLEGIBLE]
--------------------------------------------------
                            AUTHORIZED SIGNATURE
(960)                            X 9 6 0 3 4 7 0
SECURITIES TRANSFER AGENTS MEDALLION PROGRAM'sm'
                                              SR


                                                         For More Information 13
     investment advisers and other financial institutions, or (2) charge an advisory consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

     Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21 and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

     Special Retirement Wrap Program. A program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant- directed Retirement Plans.


RECENT PERFORMANCE


     The following is a discussion of recent performance for the 12-month period ending January 31, 2000.

     The Fund ended its fiscal year with solid performance, as the stocks of small growth- oriented companies rebounded from their difficulties in the early part of 1999. Throughout the period, our investment team remained true to its investment strategy, focusing on acquiring the stocks of well-run small companies with strong current earnings and future earnings growth potential. Due to capacity constraints, and in order to maintain the integrity of our investment philosophy, the Developing Growth Fund closed its doors to all new investors at the end of business on January 31, 2000. Current investors may continue to add to existing accounts.

     Our investments in technology-related companies significantly contributed to the Fund's strong performance during the year. In particular, the Fund was helped by our holdings in technology outsourcing companies -- those that help corporate America implement and operate Internet businesses and wireless communication companies.

     Conversely, stocks of companies in the Fund whose earnings did not meet Wall Street expectations did not perform well. Many of these companies were impacted by business slowdowns as they were forced to focus on potential Y2K problems. Investors reacted in the extreme to any company that fell short of earnings expectations, causing its stock price to fall sharply.

     The strong performance of the stocks of small technology companies in recent months increased our technology weighting. While valuations for technology stocks have reached high levels in some cases, our research suggests that the demand for technology goods and services warrants continued exposure to the stocks of some of these companies.

     We believe we are entering a favorable environment for small growth companies, as the economy continues to exhibit signs of steady growth and low inflation. Our research indicates that substantial value exists in many of these smaller companies, as they offer greater growth potential and better value than the average large company growth stock.


14 For More Information

FINANCIAL HIGHLIGHTS


     This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended January 31, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended January 31, 2000, and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single fund share.



====================================================================================================================================
                                                          Class A Shares                               Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                      Year Ended January 31,                       Year Ended January 31,
Per Share Operating Performance:         2000       1999       1998        1997    1996    2000      1999      1998      1997(d)
Net asset value, beginning of year      $16.25     $14.27     $12.80     $11.49   $9.58  $15.98    $14.12     $12.75    $12.14
====================================================================================================================================
Income (loss) from investment operations
====================================================================================================================================
Net investment loss                       (.11)(a)   (.07)(a)   (.10)(a)   (.03)   (.02)   (.21)(a)  (.17)(a)   (.20)(a)  (.05)
====================================================================================================================================
Net realized and unrealized
====================================================================================================================================
 gain on investments                      4.10       2.10       3.16       3.12    4.80    4.01      2.06       3.14      2.28
====================================================================================================================================
Total from investment operations          3.99       2.03       3.06       3.09    4.78    3.80      1.89       2.94      2.23
====================================================================================================================================
Distributions
====================================================================================================================================
 Distributions from net realized gain     (.69)      (.05)     (1.59)     (1.78)  (2.87)   (.69)     (.03)     (1.57)    (1.62)
====================================================================================================================================
Net asset value, end of year            $19.55     $16.25     $14.27     $12.80  $11.49  $19.09    $15.98     $14.12    $12.75
====================================================================================================================================
Total Return(b)                          25.33%     14.24%     24.38%     28.35%  50.22%  24.55%    13.37%     23.48%    19.43%(c)
====================================================================================================================================
Ratios to Average Net Assets:
====================================================================================================================================
 Expenses                                 1.20%(e)    .98%(e)   1.06%      1.10%   1.03%   1.79%(e)  1.72%(e)   1.76%      .93%(c)
====================================================================================================================================
 Net investment loss                      (.64)%     (.46)%     (.72)%     (.67)%  (.52)% (1.24)%   (1.19)%    (1.39)%    (.73)%(c)
====================================================================================================================================


====================================================================================================================================
                                                           Class C Shares                               Class P Shares
------------------------------------------------------------------------------------------------------------------------------------
                                                       Year Ended January 31,                       Year Ended January 31,
Per Share Operating Performance:           2000           1999          1998      1997(d)     2000         1999          1998(d)

Net asset value, beginning of year        $16.00         $14.13         $12.75    12.14       $16.19      $14.26        $14.38
====================================================================================================================================
Income (loss) from investment operations
====================================================================================================================================
 Net investment loss                        (.21)(a)       (.17)(a)       (.19)(a) (.05)        (.12)(a)    (.10)(a)      (.01)(a)
====================================================================================================================================
 Net realized and unrealized
====================================================================================================================================
   gain (loss) on investments               4.01           2.07           3.14     2.28         4.08        2.08          (.11)
====================================================================================================================================
Total from investment operations            3.80           1.90           2.95     2.23         3.96        1.98          (.12)
====================================================================================================================================
Distributions
====================================================================================================================================
 Distributions from net realized gain       (.69)          (.03)         (1.57)   (1.62)        (.69)       (.05)          --
====================================================================================================================================
Net asset value, end of year              $19.11         $16.00         $14.13   $12.75       $19.46      $16.19        $14.26
====================================================================================================================================
Total Return(b)                            24.45%         13.43%         23.55%   19.43%(c)    25.24%      13.89%        (0.83)%(c)
====================================================================================================================================
Ratios to Average Net Assets:
====================================================================================================================================
 Expenses                                   1.79%(e)       1.72%(e)       1.71%     .93%(c)     1.25%(e)    1.17%(e)       .08%(c)
====================================================================================================================================
 Net investment loss                       (1.24)%        (1.20)%        (1.34)%   (.73)%(c)    (.70)%      (.70)%        (.05)%(c)
====================================================================================================================================

                                                                                  Year Ended January 31,
------------------------------------------------------------------------------------------------------------------------------------
Supplemental Data For All Classes:          2000                1999                 1998                1997                1996

Net assets, end of year (000)            $2,912,681          $1,344,203            $553,086            $330,358            $197,602
====================================================================================================================================
Portfolio turnover rate                    50.13%              30.89%               33.60%              42.35%              50.12%
====================================================================================================================================

(a)  Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)  Not annualized.

(d) Commencement of offering respective class shares: B - August 1, 1996, C - August 1, 1996 and P - January 5, 1998.

(e) The ratios for 1999 and 2000 include expenses paid through an expense offset arrangement.

                                                        Financial Information 15

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 2000 Index, assuming reinvestment of all dividends and distributions.

--------------------------------------------------------------------------------


[GRAPHIC OMITTED]

               NAV       MAX       Russel 2000
1/31/90        $10,000   $ 9,431   $10,000
1/31/91        $11,466   $10,813   $ 9,621
1/31/92        $16,226   $15,303   $13,929
1/31/93        $15,852   $14,951   $15,774
1/31/94        $18,454   $17,403   $18,706
1/31/95        $17,947   $16,926   $17,582
1/31/96        $26,961   $25,426   $22,847
1/31/97        $34,603   $32,634   $27,177
1/31/98        $43,043   $40,592   $32,088
1/31/99        $49,170   $46,371   $32,194
1/31/00        $61,623   $58,116   $37,905



================================================================================
                    Average Annual Total Return At Maximum Applicable
                  Sales Charge For The Periods Ending January 31, 2000


                      1 Year          5 Years          10 Years          Life
--------------------------------------------------------------------------------
Class A(3)           18.10%           26.48%            19.24%             -
--------------------------------------------------------------------------------
Class B(4)           19.55%              -                 -            22.80%
--------------------------------------------------------------------------------
Class C(5)           23.45%              -                 -            23.33%
--------------------------------------------------------------------------------
Class P(6)           25.24%              -                 -            11.08%
--------------------------------------------------------------------------------




(1)  Reflects the deduction of the maximum initial sales charge of 5.75%.

(2)  Performance  for  the  unmanaged   Russell  2000  Index  does  not  reflect
     transaction costs, management fees or sales charges.


(3) Total return, which is the percent change in value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending January 31, 2000 using the SEC-required uniform method to compute such return.


(4) The Class B shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 5% (for 1 year) and 3% (for life of the class).

(5) The Class C shares commenced operations on August 1, 1996. Performance reflects the deduction of a CDSC of 1% (for 1 year) and 0% (for life of the class).

(6) The Class P shares commenced operations on January 5, 1998. Performance is at net asset value.

16 Financial Information

COMPENSATION FOR YOUR DEALER

====================================================================================================================================
                                                        FIRST YEAR COMPENSATION

                                     Front-end
                                     sales charge           Dealer's
                                     paid by investors      concession             Service fee(1)        Total compensation(2)
Class A investments                  (% of offering price)  (% of offering price)  (% of net investment) (% of offering price)
====================================================================================================================================
Less than $50,000                        5.75%                   5.00%                 0.25%                  5.24%
====================================================================================================================================
$50,000 - $99,999                        4.75%                   4.00%                 0.25%                  4.24%
====================================================================================================================================
$100,000 - $249,999                      3.95%                   3.25%                 0.25%                  3.49%
====================================================================================================================================
$250,000 - $499,999                      2.75%                   2.25%                 0.25%                  2.49%
====================================================================================================================================
$500,000 - $999,999                      1.95%                   1.75%                 0.25%                  1.99%
====================================================================================================================================
$1 million or more(3) or Retirement Plan - 100 or more eligible  employees(3) or
Special Retirement Wrap Program(3)
====================================================================================================================================
First $5 million                 no front-end sales charge       1.00%                 0.25%                  1.25%
====================================================================================================================================
Next $5 million above that       no front-end sales charge       0.55%                 0.25%                  0.80%
====================================================================================================================================
Next $40 million above that      no front-end sales charge       0.50%                 0.25%                  0.75%
====================================================================================================================================
Over $50 million                 no front-end sales charge       0.25%                 0.25%                  0.50%
====================================================================================================================================
Class B investments(4)                                            Paid at time of sale (% of net asset value)
====================================================================================================================================
All amounts                      no front-end sales charge       3.75%                 0.25%                  4.00%
====================================================================================================================================
Class C investments(4)
====================================================================================================================================
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
====================================================================================================================================
Class P investments                                               Percentage of average net assets
====================================================================================================================================
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%

====================================================================================================================================

                                                 ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
====================================================================================================================================
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
====================================================================================================================================
Class B investments(4)
====================================================================================================================================
All amounts                      no front-end sales charge       none                  0.25%                  0.25%
====================================================================================================================================
Class C investments(4)
====================================================================================================================================
All amounts                      no front-end sales charge       0.75%                 0.25%                  1.00%
====================================================================================================================================
Class P investments
====================================================================================================================================
All amounts                      no front-end sales charge       0.25%                 0.20%                  0.45%
====================================================================================================================================

(1) The service fee for Class A and P shares is paid quarterly. The first year's service fee on Class B and C shares is paid at the time of sale.

(2) Dealer's concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the fund are excluded.


(4)  Class B and C are subject to CDSCs.


(5) With respect to Class B, C and P shares, 0.25%, 1.00% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.

                                                        Financial Information 17

     More information on the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORT

     Describes the Fund, lists portfolio holdings and contains a letter from the
     Fund's  manager   discussing   recent  market  conditions  and  the  Fund's
     investment strategies.

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

     Provides more details about the Fund and its policies.  A current SAI is on
     file  with  the   Securities  and  Exchange   Commission   ("SEC")  and  is
     incorporated by reference (is legally considered part of this prospectus).


To obtain information:

By telephone.  Call the Fund at:
800-426-1130


By mail.  Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973


Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund
documents can be viewed
online or downloaded from:
SEC
www.sec.gov


You can also obtain copies by
visiting the SEC's Public Reference Room in Washington, DC (phone
202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.


     Lord Abbett Developing Growth Fund, Inc.


     90 Hudson Street                                           LADG-1-600
     Jersey City, NJ 07302-3973                                 (6/00)
--------------------------------------------------------------------------------
     SEC file number: 811-2871

LORD ABBETT
--------------------------------------------------------------------------------
Statement of Additional Information                                 June 1, 2000
--------------------------------------------------------------------------------

                                   Lord Abbett
                          Developing Growth Fund, Inc.
--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") located at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement relates to, and should be read in conjunction with, the Prospectus dated June 1, 2000.


Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.



         TABLE OF CONTENTS                                    Page

         1.       Investment Objective and Policies                     2
         2.       Directors and Officers                                6
         3.       Investment Advisory and Other Services               10
         4.       Portfolio Transactions                               10
         5.       Purchases, Redemptions and Shareholder Services      11
         6.       Past Performance                                     19
         7.       Taxes                                                20
         8.       Information About the Fund                           21
         9.       Financial Statements                                 21

Lord Abbett Developing Growth Fund, Inc. (sometimes referred to as "we" or the "Fund") was incorporated under Maryland law on August 21, 1978, as a diversified open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "Act"). The Fund's predecessor corporation was organized on July 11, 1973.


As of February 1, 2000, shares of the Fund have not been available for purchase by new investors other than through certain qualified retirement plans. Existing shareholders may continue to invest in the Fund by adding to existing accounts. Qualified plans currently offering the Fund as an investment option may open new participant accounts. However, it is the Fund's intention not to accept any purchase order for more than $5 million.


The Fund has 1,000,000,000 shares of authorized capital stock consisting of five classes of shares (A, B, C, P, and Y). Only four classes of shares (A, B, C, and P) are offered by this Statement of Additional Information. The Board of Directors will allocate these authorized shares of capital stock among the classes from time to time. All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Although no present plans exist to do so, further classes may be added in the future. The Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.


                                       1.
                        Investment Objective and Policies


Fundamental Investment Restrictions. The Fund is subject to the following investment restrictions which cannot be changed without approval of a majority of the Fund's outstanding shareholders.


The Fund may not:

     (1) borrow money, except that (i) the Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law);

     (2) pledge its assets (other than to secure such borrowings, or to the extent permitted by the Fund's investment policies, as permitted by applicable law;

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of the gross assets of the Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the portfolio investment.

Non-Fundamental Investment Restrictions. In addition to policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

     (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

     (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933, deemed to be liquid by the Board of Directors;

     (4) invest in securities of other investment companies as defined in the Act, except as permitted by applicable law;

     (5) invest in securities of issuers which, with their predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (6) hold securities of any issuer when more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities of such issuer;

     (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time; or

     (10) buy from or sell to any of its officers, directors, employees, or its investment adviser or any of its officers, directors, partners or employees, any securities other than shares of the Fund's common stock.



Portfolio Turnover Rate. For the fiscal year ended January 31, 2000, our portfolio turnover rate was 50.13% versus 30.89% for the prior fiscal year.

INVESTMENT TECHNIQUES

The Fund intends to use, from time to time, one or more of the investment techniques described below, including lending portfolio securities, repurchase agreements, warrants and covered call options. While some of these techniques involve risk when used independently, the Fund intends to use them to reduce risk and volatility in its portfolio.


Futures and Options. Although it has no current intention to do so, the Fund may invest in financial futures and options on financial futures.

Lending of Portfolio Securities. Although the Fund has no current intention of doing so, it may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan we will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 30% of the value of the Fund's gross assets.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to a security. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. While the investment adviser acknowledges these risks, it is expected that they can be controlled through stringent selection criteria and careful monitoring procedures. The investment manager intends to limit repurchase agreements to transactions with dealers and financial institutions believed by the investment manager to present minimal credit risks. The investment manager will monitor creditworthiness of the repurchase agreement sellers on an ongoing basis.


Stock Index Futures Contracts. The Fund believes it can reduce the volatility inherent in its portfolio through the use of stock index futures contracts. (A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. No consideration is paid or received at the time the contract is entered into, only the good faith deposit described herein.) When Lord Abbett, our investment manager, anticipates a general decline in the sector of the stock market which includes our portfolio assets, we can reduce risk by hedging the effect of such decline on our ability to sell assets at best price or otherwise hedge a decision to delay the sale of portfolio securities. Such hedging would be possible if there were an established, regularly-quoted stock index for equities of the character in which we invest and if an active public market were to develop on a stock exchange or board of trade in futures contracts based on such index.

The market value of a futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract, except as otherwise described below. If a stock index is established which is made up of securities whose market characteristics closely parallel the market characteristics of the securities in our portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of our portfolio. Thus, if we should sell futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the percentage of the portfolio value represented by the value of the futures position). Conversely, when we are in a strong cash position (for example, through substantial sales of our shares) and wish to invest the cash in anticipation of a rising market, we could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

The public markets for existing stock index futures contracts, such as those using the Standard & Poor's 100 Index and 500 Index traded on the Chicago Mercantile Exchange or those using the New York Stock Exchange Composite Index traded on the NYSE, are active and have developed substantial liquidity and we expect a similar market to develop for stock index futures on a representative group of over-the-counter stocks. The existence of an active market would permit us to close out our position in futures contracts by purchasing an equal and opposite position in the public market. Under futures contracts currently in use, the purchaser would be required to segregate in a separate account, as a good faith deposit, cash or Treasury bills in an amount set by a board of trade or exchange (currently approximately 5% of the contract value). Each day during the contract period we would either pay or receive an amount of cash equal to the daily change in the total value of the contracts. The amount which we may segregate upon entering into a futures contract may not exceed, together with the amounts on deposit under all outstanding contracts, 5% of the value of our total assets, nor may we enter into additional futures contracts if, as a result, the aggregate amount committed under all our open futures contracts would exceed more than one-third of the value of such assets.

There are several risks in connection with the use of futures contracts as a hedging device. One risk is the imperfect correlation between the composition of our portfolio securities and the applicable stock index. If the value of the futures contract moves more than the value of the stock being hedged, we would experience either a loss or a gain on the futures contract which would not be completely offset by movements in the value of the securities which are the subject of the hedge. Another risk is that the value of futures contracts may not correlate perfectly with movement in the stock index due to certain market distortions. Although we will enter into futures contracts strictly to hedge our portfolio or cash positions, other investors use these investment vehicles for other, sometimes more speculative, purposes. At times, excess speculation in the futures market can distort the normal market relationship between the price of the futures contract and the value of the index. If we decide to enter into or close out our futures position during a period of such excess speculation, the hedging strategy will be more or less successful, depending on the direction and amount of this distortion, than otherwise would be the case. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures contracts, a correct forecast of general market trends by Lord Abbett may still not result in a successful hedging transaction.

It is possible that, when we sell futures contracts to hedge our portfolio against a decline in the market, the market, as measured by the stock index, may advance while the value of securities held in our portfolio may decline. If this occurs, we will lose money on the futures contracts and also experience a decline in value in our portfolio securities. However, Lord Abbett believes that over time the value of a diversified portfolio will tend to move in the same direction as the market index upon which the futures contracts are based.

Where futures contracts are purchased to hedge against a possible increase in the price of stock before we are able to invest our cash position in stock in an orderly fashion, it is possible that the market may decline instead and we would realize a loss; if we then decide not to invest in stock at that time because of concern as to possible further market decline or for other reasons, we would realize a loss on the futures contract that would be offset, to the extent the cash position had not been invested in stocks being hedged.

Positions in futures contracts may be closed out only on an exchange or board of trade which provides a market for such contracts. Although we intend to purchase or sell futures contracts only if an active market has developed and is continuing, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close out a futures position, and in the event of adverse price movements, we would continue to be required to make daily cash payments marking our position to market. However, since futures contracts would have been used to hedge portfolio securities and such securities would not be sold until the futures contracts had been terminated, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

We may incur additional brokerage commissions through entering into futures contracts, although we also can save on commissions by hedging through such contracts rather than through buying or selling individual securities in anticipation of market moves. Successful use by us of futures contracts will depend upon Lord Abbett's ability to predict movements in the direction of the over-the-counter market generally, which requires different skills and techniques than predicting changes in the prices of individual stocks.

To date, we have not entered into any futures contracts and have no present intent to do so. An established, regularly-quoted stock index for equities of the character in which we invest has not yet been established. If such an index is established and we actually use futures contracts, we will disclose such use in our Prospectus.


Segregated Account. To the extent required to comply with the Securities and Exchange Commission Release 10666 and any related SEC policies, when purchasing a futures contract, or writing a put option, the Fund will maintain in a segregated account at its custodian bank cash, U.S. Government and other permitted securities to cover its position.



                                       2.
                             Directors and Officers

The Fund's Board of Directors is responsible for the management of the business and affairs of the Fund.


The following director is a partner of Lord, Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is also an officer, director, or trustee of thirteen other Lord Abbett-sponsored funds.



*Robert S. Dow, age 55, Chairman and President


Mr. Dow is an "interested person" as defined in the Act.

The following outside directors are also directors or trustees of thirteen other Lord Abbett-sponsored funds referred to above.


E. Thayer Bigelow, Director
245 Park Avenue, Suite 2414
New York, New York

Senior Adviser, Time Warner Inc. Formerly, Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998). Formerly, President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997). Prior to that, President and Chief Operating Officer of Home Box Office, Inc. Age 58.


William H.T. Bush, Director
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri


Co-founder   and   Chairman  of  the  Board  of  financial   advisory   firm  of
Bush-O'Donnell & Company. Age 61.


Robert B. Calhoun, Jr., Director
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York


Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Age 57.


Stewart S. Dixon, Director
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois


Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 69.

John C. Jansing, Director
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 74.


C. Alan MacDonald, Director
415 Round Hill Road
Greenwich, Connecticut

Currently involved in golf development  management on a consultancy basis (since
1999). Formerly, Managing Director of The Directorship Group Inc., a consultancy in board management and corporate governance (1997-1999). Prior to that, General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992-1994). His career spans 36 years at Stouffers and Nestle with 18 of the years as Chief Executive Officer. Currently serves as Director of DenAmerica Corp., J. B. Williams Company, Inc., Fountainhead Water Company and Exigent Diagnostics. Age 66.


Hansel B. Millican, Jr., Director
Rochester Button Company
1328 Broadway (Suite 816)
New York, New York


President and Chief Executive Officer of Rochester Button Company (since 1991). Currently serves as Director of Polyvision. Age 71.


Thomas J. Neff, Director
Spencer Stuart
277 Park Avenue
New York, New York


Chairman of Spencer Stuart, an executive search consulting firm. Currently serves as a Director of Ace, Ltd. (NYSE). Age 62.

The second column of the following table sets forth the compensation accrued by the Fund for outside Directors. The third column sets forth information with respect to the pension or retirement benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees. The fourth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                   For the Fiscal Year Ended January 31, 2000
                   ------------------------------------------
         (1)               (2)                       (3)                        (4)

                                                     Pension or                 For Year Ended
                                                     Retirement Benefits        December 31, 1999
                                                     Accrued by the             Total Compensation
                           Aggregate                 Company and                Paid by the Company and
                           Compensation              Thirteen Other Lord        Thirteen Other Lord
                           Accrued by                Abbett-sponsored           Abbett-sponsored
   Name of Director        the Fund/1                Funds/2                    Funds/3

   E. Thayer Bigelow       $2,468                    $17,622                    $57,720
   William H.T. Bush       $1,183                    $15,846                    $58,000
   Robert B. Calhoun, Jr.  $1,441                    $12,276                    $57,000
   Stewart S. Dixon        $2,430                    $32,420                    $58,500
   John C. Jansing         $2,387                    $41,108/4                  $57,250
   C. Alan MacDonald       $2,365                    $26,763                    $57,500
   Hansel B. Millican, Jr. $2,387                    $37,822                    $57,500
   Thomas J. Neff          $2,430                    $20,313                    $59,660


1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under a plan that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees.


     The amounts of the aggregate compensation payable by the Fund as of January 31, 2000 deemed invested in company shares, including dividends reinvested and changes in net asset value applicable to such deemed investments, were:
     Mr. Bigelow;  $12,023.16; Mr. Bush, $1,889.34; Mr. Calhoun,  $8,019.18; Mr.
     Dixon, $49,520.97; Mr. Jansing, $101,353.28; Mr. MacDonald, $38,072.36; Mr.
     Millican, $113,095.78; and Mr. Neff, $109,216.11. If the amounts deemed invested in Fund shares were added to each director's actual holdings of Fund shares as of January 31, 2000, each would own, the following: Mr.
     Bigelow,  $52,880.40;  Mr. Bush,  $1,889.34;  Mr. Calhoun,  $8,019.18;  Mr.
     Dixon, $69,780.77; Mr. Jansing, $101,353.28; Mr. MacDonald, $38,072.36; Mr.
     Millican, $154,033.72; and Mr. Neff, $191,784.48.

2. The amounts in Column 3 were accrued by the Lord Abbett-sponsored funds for the 12 months ended October 31, 1999.

3. The fourth column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1999, including fees directors/trustees have chosen to defer, but does not include amounts accrued under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Carper, Hilstad, McGruder, and Morris are partners of Lord Abbett; the others are employees:


Executive Vice Presidents:
Stephen J. McGruder, age 56


Vice Presidents:


Joan Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 48

Lesley-Jane Dixon, age 36

Paul A. Hilstad, age 57 (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.)

Cinda C. Hughes, age 37 (with Lord Abbett since 1998, formerly Analyst/Director, Equity Research at Phoenix Investment Counsel from 1996 to 1998, prior thereto Associate Strategist - Small-Cap Stocks at PaineWebber, Inc./Kidder, Peabody & Co., Inc.)




Lawrence H. Kaplan, age 43 (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management, Inc. from 1995 to 1997, prior thereto Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc.)

Robert G. Morris, age 55

A. Edward Oberhaus III, age 40

Tracie E. Richter,  age 32 (with Lord Abbett since 1999, formerly Vice President
- Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)


Treasurer:
Donna M. McManus, age 39, (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche LLP).


The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.


As of May 11, 2000, our officers and directors, as a group, owned less than 1% of our outstanding shares. As of May 11, 2000, there were no record holders of 5% or more of the Fund's outstanding shares.

                                       3.
                     Investment Advisory and Other Services


As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or directors of the Fund: Daniel E. Carper, Robert S. Dow, Paul A. Hilstad, Stephen J. McGruder, and Robert G. Morris. The other general partners are: Stephen I. Allen, Zane E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Christopher J. Towle and John J. Walsh. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.


The services performed by Lord Abbett are described under "Management" in the Prospectus. Under the Management Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the portion of our net assets not in excess of $100,000,000 and .50 of 1% of such assets over $100,000,000. This fee is allocated among Class A, B, C and P shares based on the classes' proportionate shares of such average daily net assets. In addition, the Fund is obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering our shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.


For the fiscal years ended January 31, 2000, 1999, and 1998, the management fees paid to Lord Abbett amounted to $10,423,188; $4,444,605, and $2,325,894, respectively.

Lord Abbett Distributor LLC, a New York limited liability company, and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302, serves as the principal underwriter for the Fund.


Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our Annual Report to Shareholders.

The Bank of New York ("BNY"), 48 Wall Street, New York, New York 10286, is the Fund's custodian. In accordance with the requirements of Rule 17f-5 under the Act, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories.


United Missouri Bank of Kansas City, N.A. Tenth and Grand, Kansas City, Missouri 64142, acts as the transfer agent and dividend disbursing agent for the Fund.



                                       4.
                             Portfolio Transactions

The Fund's policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, with the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.


During the fiscal years ended January 31, 2000, 1999, and 1998, we paid total commissions to independent dealers of $1,632,845, $1,187,227, and $1,930,696, respectively.



                                       5.
                             Purchases, Redemptions
                            and Shareholder Services


Information  concerning  how we value our shares for the purchase and redemption
of  our  shares  is  contained  in  the   Prospectus   under   "Purchases"   and
"Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

For each class of shares the net asset value will be determined by taking the net asset value and dividing by the shares outstanding.


The maximum offering price of our Class A shares on January 31, 2000 was computed as follows:

                                                              Class A
                                                              -------
Net asset value per share (net assets divided
by shares outstanding)                                        $19.55

Maximum offering price per share (net asset
value divided by .9425)                                       $20.74


The net asset value per share for the Class B, C and P shares is determined in the same manner as for the Class A shares (net assets divided by shares outstanding). Our Class B, C and P shares are sold at net asset value.

The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For the last three fiscal years, Lord Abbett, as the Fund's principal underwriter, received net commissions after allowance of a portion of the sales charge to independent dealers with respect to Class A shares as follows:


                                      Year Ended January 31
                                      ---------------------

                                2000         1999        1998
                             ---------    ---------   ----------
Gross sales charge          $4,829,217   $5,690,775   $3,195,724

Amount allowed to dealers   $4,173,297   $4,920,536   $2,768,167
                            ----------   ----------   ----------

Net commissions
received by Lord Abbett     $  644,920   $  770,239   $  427,557
                            ==========   ==========   ==========


Conversion of Class B Shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

ALTERNATIVE SALES ARRANGEMENTS

Classes of Shares. The Fund offers investors four different classes of shares in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

Class A Shares. If you buy Class A shares, you pay an initial sales charge, unless your purchase meets one of the following conditions: (i) your purchase is for $1 million or more in one or more Lord Abbett-sponsored funds; (ii) you purchase through an employer-sponsored retirement plan (a "Retirement Plan") with at least 100 eligible employees under the Internal Revenue Code (which excludes Individual Retirement Accounts): or (iii) you purchase through a "special retirement program" which is a certain type program sponsored by an institution or other entity permitted to receive service and/or distribution fees under a Rule 12b-1 Plan (an "Authorized Institution"). The program must also have one or more characteristics distinquishing it, in the opinion of Lord Abbett Distributor, from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans. However, if you meet a condition which allows you to purchase Class A shares without an initial sales charge, but you redeem any of those shares within 24 months after the month in which you buy them, you may pay the Fund a contingent deferred sales charge ("CDSC") of 1%. There is an exception to the CDSC for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated at an annual rate of .35 of 1% of the average net asset value of the Class A shares. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the sections below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the sections below.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the average net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the sections below.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the sections below. Class P shares are available to a limited number of investors.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches three years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial adviser.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See
"Systematic Withdrawal Plan" under "Services For Fund Investors" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

Rule 12b-1 Plans


Classes A, B, C, and P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 of the Act for the four Fund Classes: the "A Plan," the "B Plan," the "C Plan," and the "P Plan," respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Class' shareholders. The expected benefits include greater sales and lower redemptions of Class shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett uses all amounts received under each Plan as described in the Prospectus and for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of the Fund.



During the last fiscal year ended  January 31,  2000,  the Fund  accrued or paid
through  Lord  Abbett  to  authorized   institutions   $5,032,147,   $2,726,166,
$2,140,046, and $415,712, under the A, B, C and P Plans, respectively.


Each Plan requires the Board of Directors to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses thereunder without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC") applies upon early redemption of shares regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) will not be imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions) and upon early redemption of shares. In the case of Class A shares, this increase is represented by shares having an aggregate dollar value in your account. In the case of Class B and C shares, this increase is represented by that percentage of each share redeemed where the net asset value exceeded the initial purchase price.

Class A Shares.  As  stated  in the  Prospectus,  a CDSC of 1% is  imposed  with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) on which the Fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares. As stated in the Prospectus, if Class B shares (or Class B shares of another Lord Abbett-sponsored fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored family of funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, for providing distribution-related services to the Fund in connection with the sale of Class B shares.

To determine whether the CDSC applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Anniversary of the Day on                            Contingent Deferred Sales Charge
Which the Purchase Order Was Accepted                on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                       5.0%
On the 1st, before the 2nd                           4.0%
On the 2nd, before the 3rd                           3.0%
On the 3rd, before the 4th                           3.0%
On the 4th, before the 5th                           2.0%
On the 5th, before the 6th                           1.0%
On or after the 6th anniversary                      None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares. As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of this Fund's Class C shares.

General. The percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage."

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. With respect to Class A shares purchased pursuant to a special retirement wrap program, no CDSC is payable on redemptions which continue as investments in another fund participating in the program. With respect to Class B shares, no CDSC is payable for redemptions (i) in connection with Systematic Withdrawal Plan and Div-Move services as described below under those headings, (ii) in connection with mandatory distribution under 403(b) plans and IRAs and (iii) in connection with death of the shareholder. In the case of Class A and Class C shares, the CDSC is received by the Fund and is intended to reimburse all or a portion of the amount paid by the Fund if the shares are redeemed before the Fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the Fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which  participate in the Telephone  Exchange  Privilege (except
(a) Lord Abbett U.S.  Government  Securities Money Market Fund, Inc.  ("GSMMF"),
(b) certain funds of Lord Abbett Tax-Free Income Fund and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett funds or between such funds and AMMF. Upon redemption of shares out of the Lord Abbett family of funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and
(ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett fund are exchanged for shares of the same class of another such fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF.

Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) shares representing an aggregate dollar amount of your account, in the case of Class A shares, (ii) that percentage of each share redeemed, in the case of Class B and Class C shares, derived from increases in the value of the shares above the total cost of shares being redeemed due to increases in net asset value, (iii) shares with respect to which no Lord Abbett fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iv) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) and for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares of any class for those in the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level ), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored funds and AMMF have the same right to exchange their shares for the corresponding class of the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment in a Lord Abbett-sponsored fund). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares. The exchange privilege will not be available with respect to any otherwise "Eligible Funds" the shares of which are not available to new investors of the type requesting the exchange.


Letter of Intention. Under the terms of the Letter of Intention, as described in the Prospectus, you may invest $50,000 or more over a 13-month period in shares of a Lord Abbett-sponsored fund (other than shares of LAEF, LASF, GSMMF and AMMF, unless holdings in GSMMF and AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge). Shares currently owned by you are credited as purchases (at their current offering prices on the date the Letter of Intention is signed) toward achieving the stated investment and reduced initial sales charge for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Letter is not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.


Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LAEF, LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the director or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms "our directors" and "employees of Lord Abbett" also include retired directors and employees and other family members thereof.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares of other Lord Abbett-sponsored funds, except for LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, ("mutual fund advisory program"), (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds, (f) through Retirement Plans with at least 100 eligible employees; (g) in connection with a merger, acquisition or other reorganization; and (h) through a "special retirement wrap program" sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund advisory program. Such characteristics include, among other things, the fact that an authorized institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under Class A 12b-1 Plan and the fact that the program relates to a participant-directed Retirement Plan. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the Funds have business relationships.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an Eligible Guarantor, which is any broker or bank that is a member of the medallion stamp program. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or is necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Fund and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan ("SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to a SWP for Class B shares, the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms including 401(k) plans and custodial agreements for IRAs (Individual Retirement Accounts, including Traditional, Education Roth and SIMPLE IRAs and Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans. The forms name Investors Fiduciary Trust Company as custodian except in the case of 401(k) plans and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.


                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge (as described in the next paragraph) from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at net asset value. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares, the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the Fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the Fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.


Using the computation method described above, the Fund's average annual compounded rates of total return for the last one-, five-, and ten-year period ending on January 31, 2000 were as follows: 18.10%, 26.48% and 19.24%, respectively for the Fund's Class A shares. For Class B shares, the average annual compounded rate of total return for the one-year and life-of-the-Fund periods ending on January 31, 2000 were 19.55% and 22.80%, respectively. For Class C shares, the average annual compounded rate of total return for the one-year and life-of-the-Fund periods ending on January 31, 2000 were 23.45% and 23.33%, respectively. For Class P shares, the average annual compounded rate of total return for the one-year period and life-of-the-Fund periods ended January 31, 2000 were 25.24% and 11.08%, respectively.


These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.
                                      Taxes

The Fund intends to elect and to qualify for special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund (but not its shareholders) will be relieved of federal income taxes on the amount it timely distributes to shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates.

The Fund contemplates declaring as dividends substantially all of its net investment income. Dividends paid by the Fund from its investment income and distributions out of short-term capital gains are taxable to its shareholders as ordinary income from dividends, whether received in cash or reinvested in additional shares of the Fund. Distributions paid by the Fund of its net realized long-term capital gains are taxable to shareholders as capital gains, also whether received in cash or reinvested in shares. The Fund will send its shareholders annual information concerning the tax treatment of dividends and other distributions.

Upon a sale, exchange or redemption of shares of the Fund, a shareholder will recognize short- or long-term capital gain or loss, depending upon the shareholder's holding period in the Fund's shares. However, if a shareholder's holding period in his shares is six month or less, any capital loss realized from a sale or exchange of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gains dividends" received with respect to such shares. The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are (i) the same as ordinary income rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Losses on the sale of shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires shares that are substantially identical.

Some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he or she is not otherwise subject to backup withholding.

The writing of call options and other investment techniques and practices which the Fund may utilize may affect the character and timing of the recognition of gains and losses. Such transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders.

The Fund may be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that Fund shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

The Fund will be subject to a 4% non-deductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Dividends paid by the Fund will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations. Corporate shareholders must have held their shares in the Fund for more than 45 days to qualify for the deduction for dividends paid by the Fund.

Gain and loss realized by the Fund on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gain or loss is attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gain and will be reduced by the net amount, if any, of such foreign exchange loss.

If the Fund purchases shares in certain foreign investment entities called "passive foreign investment companies," the Fund may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to make a "qualified electing fund" election with respect to its investment in a passive foreign investment company, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Fund. Alternatively, if the Fund were to make a "mark-to-market" election with respect to its investment in a passive foreign investment company, gain or loss with respect to the investment would be considered realized at the end of each taxable year of the Fund even if the Fund continued to hold the investment, and would be treated as ordinary income or loss to the Fund.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates.) Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of the Fund, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.



                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in
substance,   with  each  of  the   recommendations  of  the  Investment  Company
Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, from profiting on trades of the same security within 60 days, and from trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.

Rule 18f-2 under the Act, provides that any matter required to be submitted, by the provisions of the Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of directors from its separate voting requirements.


                                       9.
                              Financial Statements


The financial statements for the fiscal year ended January 31, 2000 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 2000 Annual Report to Shareholders of Lord Abbett
Developing Growth Fund, Inc. are incorporated herein by reference to such financial statements and report in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

                                     PART C

                                OTHER INFORMATION

This Post-Effective Amendment No. 33 (the "Amendment") to the Registrant's Registration Statement relates only to the Developing Growth Fund's Class A, B, C and P.

The other class of shares of the Registrant is listed below and is offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendment to the Registrant's Registration Statement as identified. The following is a separate class of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendment listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

                                          POST-EFFECTIVE
                                          AMENDMENT NO.
                                          -------------
Class Y                                         32


Item 23    Exhibits

           (a)        Articles  of  Incorporation.  Incorporated  by  reference.
                      Restated Articles of Incorporation. Incorporated by reference to Post-effective Amendment No. 17 to the Registration Statement on Form N-1A filed on April 30, 1998.

           (b)        By-Laws.   Incorporated  by  reference  to  Post-Effective
                      Amendment No. 28 to the Registration Statement on Form N-1A filed on March 1, 1999.

           (c)        Instruments    Defining   Rights   of   Security   Holders
                      incorporated by reference.

           (d)        Investment Advisory Contracts incorporated by reference.

           (e)        Underwriting Contracts incorporated by reference.

           (f) Bonus or Profit Sharing Contracts is incorporated by reference to Post Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on October 7, 1994.

           (g)        Custodian Agreements incorporated by reference.

           (h)        Other Material Contracts incorporated by reference.

           (i)        Legal Opinion. Filed herein

           (j)        Other Opinion. Filed herein

           (k)        Omitted Financial Statements incorporated by reference.

           (l)        Initial Capital Agreements incorporated by reference.

           (m)        Rule  12b-1  Plan   incorporated   by  reference  to  Post
                      Effective Amendment No. 12 filed on August 29, 1996.

           (n) Financial Data Schedule. Incorporated by reference to Registrant's Form N-SAR filed March 31, 2000 (Accession No. 0000276914-00-000013).

           (o)        Rule  18f-3  Plan.   Incorporated  by  reference  to  Post
                      Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on May 14, 1996.

           (p) Code of Ethics. Incorporated by reference to Post-Effective Amendment No. 32 filed on April 28, 2000.



Item 24    Persons Controlled by or Under Common Control with the Fund


           None.


Item 25    Indemnification

           All Directors/Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors/Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Director/Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director/Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           In addition, Registrant maintains a Directors'/Trustees' and officers' errors and omissions liability insurance policy protecting Directors/Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Directors/Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26    Business and Other Connections of Investment Adviser

           Lord, Abbett & Co. acts as investment adviser for twelve other investment companies and as investment adviser to approximately 8,300 private accounts as of December 31, 1999. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, trustee, officer, employee, or partner of any entity.



Item 27    Principal Underwriters

     (a)   Lord Abbett Bond-Debenture Fund, Inc.
           Mid-Cap Value Fund, Inc.
           Lord Abbett Tax-Free Income Fund, Inc.
           Lord Abbett Global Fund, Inc.
           Lord Abbett Series Fund, Inc.
           Lord Abbett U.S. Government Money Market Fund, Inc.
           Lord Abbett Equity Fund
           Lord Abbett Tax-Free Income Trust
           Lord Abbett Affiliated Fund, Inc.
           Lord Abbett Investment Trust
           Lord Abbett Research Fund, Inc.
           Lord Abbett Securities Trust

     (b)   The partners of Lord, Abbett & Co. are:

           Name and Principal               Positions and Offices
           Business Address (1)             with Registrant
           --------------------             ---------------

           Robert S. Dow                    Chairman and President
           Paul A. Hilstad                  Vice President & Secretary
           Stephen J. McGruder              Executive Vice President
           Daniel E. Carper                 Vice President
           Robert G. Morris                 Vice President
           John J. Walsh                    Vice President

           The other general partners of Lord Abbett & Co. who are neither officers nor directors of the Registrant are Stephen I. Allen, Zane
           E. Brown, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Jr., Stephen I. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, and Christopher J. Towle.


           Each of the above has a principal business address:
           90 Hudson Street, Jersey City, New Jersey -07302

     (c)   Not applicable


Item 28    Location of Accounts and Records

           Registrant  maintains  the records,  required by Rules 31a - 1(a) and
           (b), and 31a - 2(a) at its main office.

           Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

           Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.


Item 29    Management Services

           None


Item 30    Undertakings

           The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

           The registrant undertakes, if requested to do so by the holders of at least 10% of the registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and had duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 31st day of May, 2000.

                                        LORD ABBET DEVELOPING GROWTH FUND, INC.

                                        BY:      /s/ Lawrence H. Kaplan
                                                 ----------------------
                                                 Lawrence H. Kaplan
                                                 Vice President

                                        By:      /s/ Donna M. McManus
                                                 ----------------------
                                                 Donna M. McManus
                                                 Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                       Title                              Date

                                 Chairman, President
/s/ Robert S. Dow                and Director/Trustee               May 31, 2000
---------------------------      --------------------------         ------------
Robert S. Dow

/s/ E. Thayer Bigelow            Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
E. Thayer Bigelow

/s/ William H. T. Bush           Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
William H. T. Bush

/s/ Robert B. Calhoun, Jr.       Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
Robert B. Calhoun, Jr

/s/ Stewart S. Dixon             Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
Stewart S. Dixon

/s/ John C. Jansing              Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
John C. Jansing

/s/ C. Alan MacDonald            Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
C. Alan MacDonald

/s/ Hansel B. Millican, Jr.      Director/Trustee                   May 31, 2000
---------------------------     ---------------------------         ------------
Hansel B. Millican, Jr.

/s/ Thomas J. Neff               Director/Trustee                   May 31, 2000
---------------------------      --------------------------         ------------
Thomas J. Neff


                                    BY:     /s/ Lawrence H. Kaplan
                                            ----------------------
                                            Lawrence H. Kaplan
                                            Attorney - in - Fact